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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 March 21, 1997
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                              DYNATECH CORPORATION
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             (Exact name of registrant as specified in its charter)


     Massachusetts                 0-7438                   04-258582
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    (State or other             (Commission              (IRS Employer
    jurisdiction of             File Number)             Identification No.)
     incorporation)


 3 New England Executive Park, Burlington, MA                01803
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (508)272-6100
                                                    -------------

                                 Not Applicable
                           ---------------------------
          (Former name or former address, if changed since last report)



                               Page 1 of 48 Pages
                           Exhibit Index is on Page 4

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Item 2. Acquisition or Disposition of Assets.

     On March 21, 1997, Computerized Medical Systems, Inc. ("CMS"), an indirect, wholly-owned subsidiary of Dynatech Corporation (the "Registrant"), sold substantially all of its assets to CMSI Holdings Corp. (the "Buyer"), pursuant to the terms of an Asset Purchase Agreement dated as of March 7, 1997 (the "Asset Purchase Agreement"). The assets sold to the Buyer were used by CMS in the development, marketing and supporting of computerized planning systems serving the field of radiation oncology and were included in Discontinued Operations of the Registrant.

     The Registrant received (i) cash consideration of $33 million, (ii) Class A Preferred Stock of the Buyer with an aggregate liquidation preference of $6.3 million, and (iii) warrants exercisable to purchase 4.5 percent of the common stock of the Buyer, on a fully diluted basis measured as of March 21, 1997. The Buyer also assumed certain liabilities of CMS. In connection with the disposition, the Registrant agreed to guarantee up to $3 million of the payment obligations of a subsidiary of the Buyer under a credit facility obtained by such subsidiary. The terms of the Asset Purchase Agreement were determined on the basis of arms'-length negotiations. Prior to the execution of the Asset Purchase Agreement, neither the Registrant nor any of its affiliates had any material relationship with the Buyer.

     The purchase price is subject to adjustment upon completion of an audit of the balance sheet of CMS as at March 21, 1997, as set forth in the Asset Purchase Agreement.


Item 7. Financial Statements and Exhibits.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None.

     (b) PRO FORMA FINANCIAL INFORMATION: The results of operations of CMS for the fiscal year ended March 31, 1996 and the nine months ended December 31, 1996 are included in the Discontinued Operations of Dynatech Corporation, therefore pro forma financial information is not included herein.

     (c)  EXHIBITS:

     2. Asset Purchase Agreement, dated as of March 7, 1997, by and among Dynatech Corporation, Dynatech USA, Inc., Computerized Medical Systems, Inc., and CMSI Holdings Corp.




                                  Page 2 of 48

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 7, 1997                         DYNATECH CORPORATION



                                        By: /s/ Allan M. Kline
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                                            Allan M. Kline
                                            Vice President, Chief Financial
                                            Officer and Treasurer







                                  Page 3 of 48

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                                  EXHIBIT INDEX



2. Asset Purchase Agreement, dated as of March 7, 1997, by and among Dynatech Corporation, Dynatech USA, Inc., Computerized Medical Systems, Inc., and CMSI Holdings Corp.